Supplement Dated March 3, 2005
     to the Prospectus of Value Line Centurion Fund, Inc. dated May 1, 2004

      The paragraph under "Portfolio management" on page 7 should read as follows:

      John Dempsey is primarily responsible for the day-to-day management of the Fund's portfolio using a quantitative investment strategy which relies on the Value Line Timeliness Ranking System. Mr. Dempsey, the Adviser's Chief quantitative Strategist, has been associated with the Adviser since 1995.